Exhibit 99.2

1st Quarter 2010 Earnings Call May 12, 2010

2 Industry Update Corporate Initiatives 2009 Financial Update 2010 Outlook Q&A Closing Comments Bill Lasky Bill Lasky Jim Woodward Jim Woodward Bill Lasky Jim Woodward Bill Lasky Agenda

3 Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to consummation of the Plan and its ability to transition out of Chapter 11. Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release. Forward Looking Statements

Industry Update Manufacturing led recovery Points of analysis Manufacturing increasing Tonmiles increasing Freight expenditures up 7.4% Shipments up 4.7% Housing starts at highest level since November ’08 FTR Tonmiles (Millions) 540,000.0 560,000.0 580,000.0 600,000.0 620,000.0 640,000.0 660,000.0 680,000.0 700,000.0 720,000.0 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Q3-08 Q1-09 Q3-09 Q1-10 Q3-10 Class 8 Tonmiles 22,000.0 23,000.0 24,000.0 25,000.0 26,000.0 27,000.0 28,000.0 29,000.0 Medium Duty Tonmiles Class 8 Tonmiles (millions) Medium Duty Tonmiles (millions) 2000 - 2008 Average March

The Active Fleet is at ‘normal’ levels. However, FTR is showing a surplus of over 200K trucks which drops the Total Fleet utilization 12% below ‘normal’ levels. Transport Fundamentals; FTR Associates Utilization & Builds Build Totals Q1 2009 Q1 2010 YOY Change NACL8 28,488 34,989 22.82% NACL5-7 24,094 27,867 15.66% U.S. Trailer 17,533 20,782 18.53% Source: ACT

Corporate Performance Enhanced OEM market position Expanded aftermarket penetration Growth in military, specialty and international markets Improved operational efficiency and cost position

Three Months Ended March 31, Net Sales $143.6 $169.0 YOY Growth (39.7)% 17.7% Operating Income ($12.2) ($1.9) Percent of Net Sales (8.5)% (1.1)% Net Income ($31.1) ($2.2) Adjusted EBITDA $3.5 $13.4 Percent of Net Sales 2.4% 7.9% 2009 2010 US$, in millions

Trade Working Capital Accounts Receivable $69.3 $66.3 $90.7 DSO 45.1 42.2 42.5 Inventory & Supplies $96.3 $67.3 $77.4 Inventory Turns 5.8 8.3 10.5 Accounts Payable $(46.1) $(31.3) $(53.5) DPO 32.7 27.1 30.5 Trade Working Capital $119.5 $102.3 $114.6 Percent to Sales 21.3% 16.4% 14.7% Q1 2009 Q4 2009 Q1 2010 US$, in millions

Cash $35.4 $56.9 Revolver $56.1 -- DIP Loan 25.0 -- First Out Term Loan 224.6 -- New Senior Secured Credit Facility -- $309.0 Funded Letters of Credit 16.1 -- Last Out Term Loan 81.3 -- Total Secured Debt $403.1 $309.0 New Convertible Notes1 -- $336.2 8.5% Senior Sub Notes $275.0 -- Total Debt $678.1 $645.2 Capital Structure US$, in millions Feb 26 2010 Q1 2010 1. $140 million of aggregate principal amount of 7.5% convertible notes (at market value)

Fresh-Start Accounting Adjustments Adjustments to our condensed consolidated financial statements for fresh start accounting are based upon preliminary valuation information and other studies that have not yet been completed due to the timing of the emergence from Chapter 11 and the volume and complexity of the analysis required. It is anticipated that these studies will conclude during the second quarter of 2010. Due to the status of the allocation of enterprise value of the Company, the revaluation of our assets and liabilities is subject to change from the presentation above. Adjustments due to debt discharge and issuance (at fair value) upon emergence impacted our consolidated balance sheet, as follows: Preliminary valuation changes upon emergence are, as follows: $41.7 Total $41.7 Total 139.5 Stockholders’ equity 0.1 Other assets (1.1) Other liabilities ($3.8) Deferred financing fees $(96.7) Debt $45.5 Cash Liabilities & Stockholders’ Equity Assets (27.5) PP&E 19.9 Deferred income taxes 49.4 Goodwill $188.4 Total $188.4 Total 157.4 Other intangible assets 171.7 Stockholders’ equity ($13.8) Deferred financing fees $16.7 Deferred income taxes $3.0 Inventory Liabilities & Stockholders’ Equity Assets US$, in millions

Accounting for Convertible Notes The fair value accounting of our $140 million aggregate principal amount of 7.5% senior convertible notes requires a mark-to-market presentation on our consolidated balance sheets and will create an unrealized, non-cash impact to our statements of operations. The impact to 2010 is, as follows: $336.2 221.6 $114.6 Liability as of March 31, 2010 51.5 50.7 0.8 PIK interest and mark-to-market charge $284.7 $170.9 $113.8 Liability issuance on February 26, 2010 Total Conversion Option Bond Value Fluctuations in the value of our common stock will result in a corresponding balance sheet change in the fair value of the notes and a non-cash mark to market entry on our income statement US$, in millions

2010 Outlook Revenue $690.0 $740.0 Adjusted EBITDA 60.0 70.0 Capital Expenditures 20.0 20.0 Pro Forma Cash Interest Expense 30.1 30.1 Cash Taxes NA NA Change in Trade WC ($10.0) -- Low Range High Range US$, in millions

Solid company Leading brands Positioned to capitalize on industry upturn

Appendix

ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. Non-GAAP Financial Data

EBITDA Reconciliation ($31.1) ($2.2) 1.0 (1.7) 18.7 61.6 12.4 11.7 3.1 (55.8) (0.6) (0.1) $3.5 $13.4 Net Loss Income Tax Expense (Benefit) Net Interest Expense Depreciation and Amortization Restructuring, Severance and Other Other Items Related to Credit Agreement Adj. EBITDA Q1 2009 Q1 2010 US$, in millions